UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       August 22, 2006

Community Capital Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

000-25345	58-2413468
(Commission File Number)	(IRS Employer Identification No.)

2815 Meredyth Drive, Albany, Georgia	31707
(Address of Principal Executive Offices)	(Zip Code)

(229) 446-2265
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 21, 2006, John H. Monk, Jr. has been named to serve as President and Chief Executive Officer of Community Capital Bancshares, Inc. (the “Company”) and President and Chief Executive Officer of Albany Bank & Trust, N.A., a wholly-owned subsidiary of the Company.

Mr. Monk was previously President and Chief Executive Officer of First Port City Bank, a wholly-owned subsidiary of Port City Holding Company, Inc., in Bainbridge, Georgia, where he has been employed since 1993. Prior to 1993, Mr. Monk has served as Senior Loan and Credit Officer of North Georgia National Bank in Woodstock, Georgia.

Item 9.01.	Financial Statements, Pro Forma Information and Exhibits.

Exhibit 99.1	Press Release of the Company dated August 21, 2006, announcing the appointment of John H. Monk, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY CAPITAL BANCSHARES, INC.

Dated: August 22, 2006
By: /s/ David J. Baranko
Name: David J. Baranko
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated August 21, 2006, announcing the appointment of John H. Monk, Jr.